UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2007

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	000-50856	04-3308180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue
Waltham, Massachusetts  02451

(Address of Principal Executive Offices)  (Zip Code)

(781) 890-9989

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2007, the Board of Directors of NeuroMetrix, Inc. (the “Company”) approved an amendment to the Company’s Bylaws to permit shares of the Company’s stock to be issued in uncertificated as well as certificated form.  The amendment to the Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

3.1	Amendment No. 1 to Second Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Dated: September 17, 2007	By:	/s/ Shai N. Gozani, M.D., Ph.D.
Shai N. Gozani, M.D., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to Second Amended and Restated Bylaws